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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 October 1, 2001

               Date of Report (Date of earliest event reported)


                                 NCH CORPORATION

            (Exact name of registrant as specified in its charter)

   Delaware                             1-5838                75-0457200
(State or other jurisdiction        (Commission File          (IRS Employer
 of incorporation)                      Number)            Identification No.)


              Chemsearch Boulevard
                 Irving, Texas                          75062
        (Address of principal executive offices)       (Zip code)

                                 (972) 438-0211
              (Registrant's telephone number, including area code)


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Items 1, 2, 3, 4, 6, 8 and 9

         Not applicable.

Item 5.  OTHER EVENTS.

(a) On October 1, 2001, the Board of Directors of NCH Corporation ("NCH") announced that it received a buy-out proposal from Irving Levy, NCH's President and Chairman, and his brother Lester Levy on behalf of certain members of the Levy family, who currently own a majority of the shares of NCH's stock. The Board of Directors has appointed a committee of independent directors to consider the proposal. A copy of the press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired. Not applicable.

(b)      Pro forma financial information. Not applicable.

(c)      Exhibits

         99.1 Press Release dated October 1, 2001


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:      October 1, 2001           NCH CORPORATION

                                      By:   /s/ Tom Hetzer
                                            ------------------------------------
                                            Name:  Tom Hetzer
                                            Title: Vice President - Finance
                                                  (Principal Accounting Officer)



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                                INDEX TO EXHIBITS


     EXHIBIT


      NUMBER       DESCRIPTION
       99.1        Press Release dated October 1, 2001.



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